                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21940

                              EIP Investment Trust
               (Exact name of registrant as specified in charter)

                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               Westport, CT 06880
               (Address of principal executive offices) (Zip code)

                                 Linda Longville
                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               Westport, CT 06880
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 203-349-8232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                      (EIP LOGO)

                                                      EIP GROWTH AND INCOME FUND

                                                              2010 ANNUAL REPORT

EIP Growth and Income Fund

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
Schedule of Investments ..................................................     3
Statement of Assets and Liabilities ......................................     6
Statement of Operations ..................................................     7
Statement of Changes in Net Assets .......................................     8
Statement of Cash Flows ..................................................     9
Financial Highlights .....................................................    10
Notes to Financial Statements ............................................    11
Report of Independent Registered Public Accounting Firm ..................    20
Additional Information ...................................................    21

You should carefully consider the investment objectives, risks, charges, and expenses of the Fund before making an investment decision. The private placement memorandum contains this and other information - please read it carefully before investing or sending money. Except as noted, numbers in the private placement memorandum are unaudited. To obtain a copy of the private placement memorandum, please call (203) 349-8232.

EIP Growth and Income Fund

To Our Shareholders:

I am pleased to submit this Annual Report for the EIP Growth and Income Fund for the period ended December 31, 2010. For the year ended December 31, 2010, the Fund's total return was +30.88%. For the year ended December 31, 2009, the Fund's total return was +70.34%.

The Fund's primary strategy is investing in publicly traded energy infrastructure companies with high dividend payouts that offer attractive yields and have the opportunity to grow. A large portion of our equity investment opportunities are publicly traded partnerships known as Master Limited Partnerships ("MLPs"). These securities represent just under 25% of the Fund's assets, which is the maximum allowable for mutual funds. On average, over time about 25% of our assets are invested in securities with similar characteristics to the energy-related MLPs, such as MLP affiliates, infrastructure income trusts in Canada and infrastructure companies with MLP and infrastructure income trust subsidiaries. We typically invest the remainder of the portfolio in high-quality agency and corporate bonds with a weighted average maturity of 18 months or less or a coupon that floats with prevailing interest rates. All of our corporate bonds must have an AA rating or better, or an equivalent rating from Moody's or from Standard & Poor's or, if unrated, have been determined by Energy Income Partners, LLC to be of similar quality, at the time they are put into the portfolio unless they are issued by an energy company, in which case the bond must have an investment grade rating or higher. While the bond portfolio may generate a significant amount of income, the large allocation to bonds with short duration is expected over time to have a large dampening effect on the portfolio's volatility. We employ leverage in an attempt to enhance the portfolio's returns.

BENCHMARKS:

We believe the following benchmarks provide appropriate comparisons of the Fund's performance:

                                  TOTAL RETURN
                                    12/31/10
                                  ------------
Wells Fargo Midstream MLP
   Index                             36.10%
Barclays Capital Aggregate
   U.S. Credit Index (1-3 year)       4.15%

                                  TOTAL RETURN
                                    12/31/09
                                  ------------
Wells Fargo Midstream MLP
   Index                             72.51%
Barclays Capital Aggregate
   U.S. Credit Index (1-3 year)      11.59%

WELLS FARGO MIDSTREAM MLP INDEX. We believe the portion of our portfolio invested in MLPs, income trusts and other energy equities may be compared to the Wells Fargo Midstream MLP Index. We use this index rather than a broader MLP index as our investment style tends to focus the portfolio in MLPs involved in pipeline transportation, storage, terminaling and processing of petroleum and natural gas. These activities are commonly known as "midstream" as opposed to oil and gas production ("upstream") and refining and marketing ("downstream"). The upstream and downstream parts of the energy industry are the customers of the midstream companies. And while much of the equity portion of the portfolio is not invested in midstream MLPs per se, their business characteristics are similar: a heavy weighting in North American midstream operations and a high payout ratio.

BARCLAYS CAPITAL AGGREGATE U.S. CREDIT INDEX. The Barclays Capital Aggregate U.S. Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.8 years and an average credit quality of between Moody's assigned A1 to AA3 ratings (Source: Barclays Capital Inc.). While slightly longer in duration and lower in credit quality, we believe that over time, this index is the best benchmark for how we run the bond portion of our portfolio.

MLPS AND OTHER EQUITIES

As measured by the Wells Fargo Midstream MLP Index, the total return for MLPs over the year ended December 31, 2010 was about 36.10%. This return reflects an initial yield of about 7% and share appreciation of about 29%. While in the short-term, share price performance can be volatile, and subject to macro factors such as credit spreads, interest rates and overall market sentiment, we believe that over the long-term, share performance will approximate growth in per-share quarterly cash distributions paid by MLPs. Over the last 12 months, the average growth in per-share cash distributions of energy-related MLPs has grown about 5%. This compares to a ten-year average growth of about 7%. We believe the slower growth rate was in part due to slower growth from the MLPs engaged in true infrastructure businesses with steady fee-for service revenues and regulated tariffs. Infrastructure businesses such as pipelines, terminals and storage, receive fees and tariffs that are generally not directly related to commodity prices. Growth for these companies is driven by changes in demand for petroleum and natural gas, inflation-related escalations to their fees and tariffs and the

                            RESULTS OF A HYPOTHETICAL
                               $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

                          Wells Fargo     Barclays
             EIP Growth   Midstream       1-3 Year
              & Income    MLP Index     Credit Index
             ----------   -----------   ------------
                10000        10000          10000
12/31/2006      10562        11077          10200
 6/30/2007      12292        13148          10429
12/31/2007      11649        12535          10808
 6/30/2008      11265        11775          11020
12/31/2008       7801         7963          10841
 6/30/2009       9963        10391          11584
12/31/2009      13288        13737          12097
 6/30/2010      13939        15484          12358
12/31/2010      17391        18696          12599

The Wells Fargo Midstream MLP Index consists of 35 energy MLPs and represents the Midstream sub-sector of the Wells Fargo MLP Composite Index. The index is calculated by S&P using a float-adjusted market capitalization methodology. Unlike the Fund, the index does not incur fees and expenses.

The Barclays Capital Aggregate U.S. Credit Index (1-3 year) is an index of corporate bonds with an average duration of about 1.9 years and an average credit quality of between Moody's assigned A1 to AA3 ratings. Unlike the Fund, the index does not incur fees and expenses.

                           EIP GROWTH AND INCOME FUND

RETURNS FOR YEAR ENDED 12/31/10

Average Annual Total Returns

One Year          30.88%
Since Inception   13.54%

Inception Date 08/22/06

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the fund will fluctuate so that an investor's shares, when sold, may be worth more or less than the original cost. Calculations do not reflect the deduction in taxes that a shareholder would pay on fund distributions or the redemption of shares. Calculations assume reinvestment of dividends and capital gain distributions. To obtain more recent performance data, please contact the Energy Income Partners Information Center at 1-203-349-8232.


                                      | 1

EIP Growth and Income Fund

accretion from new projects and acquisitions. We believe that the growth rate of the dividend stream from MLPs in these true infrastructure businesses is supported by the fundamentals of their underlying businesses, and while the growth rates have slowed somewhat recently due to weaker demand, we believe that growth rates will normalize over time.

FIXED INCOME

The Fund's bond portfolio continues to provide income and stability to our overall portfolio returns, and continues its recovery from the financial crisis. On average, the bonds are trading near par.

Our bond portfolio is made up entirely of US agency bonds and corporate issues. We do not hold any collateralized debt obligations or mortgage-backed securities or any other types of fixed income derivatives. In addition, our strategy is a "buy and hold" approach. So while the mark-to-market value of some of our bonds has been volatile over the past 3 years, we believe that if we hold them to maturity and there are no events of default, we should realize 100 cents on the dollar for these bonds as they mature. None of the bonds we have held have ever defaulted in their payments to the Fund. Of course, although not currently anticipated, if we sell these bonds before maturity, we may not realize 100 cents on the dollar for these bonds.

OUTLOOK

The MLP asset class experienced 6 IPOs during 2010, which were the first since early 2008. Two of the new MLPs are engaged in the business of natural gas storage, two are related to coal, one to natural gas gathering, and one is engaged in oil and gas exploration. There was a healthy level of secondary financing activity for MLPs during the reporting period as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. In 2010, there have been 61 secondary equity offerings for MLPs that raised $13.2 billion. This compares to $7.3 billion raised in 2009. MLPs also found access to the public debt markets, raising $13.8 billion in 19 offerings during the same time period. This compares to $8.0 billion in 2009 (Source: Barclays Capital). While access to debt in the past 12 months appears to be as good as prior years, pricing of course has changed and the difference in the cost of debt between investment grade and non-investment grade companies has widened substantially from three years ago.

In our opinion, the better positioned MLPs have non-cyclical cash flows, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. While there has been a rebound in commodity prices, cyclical cash flows will always be unpredictable, making them a bad fit with a steady dividend obligation. While some of the cyclical MLPs have quality assets, competent management teams and the potential for higher growth, we believe they have more risk associated with their businesses. We have written about the dangers of this trend in the past, and remain vigilant about limiting our exposure to MLPs with cyclical cash flows.

The total return proposition of owning energy-related infrastructure MLPs has been and continues to be their yield plus their growth. The yield of the MLPs, weighted by market capitalization, on December 31, 2010, was 6.2% based on the Alerian Index. The growth in the quarterly cash distributions that make up this yield has averaged between 6% and 7% annually over the last ten years, though it dropped to minus 2% in 2009 (Source: Alerian Capital Management). The growth in the quarterly cash distribution has a ten year compound annual rate (CAGR) of 7% (Source: Alerian Capital Management). For true infrastructure MLPs, we still expect dividend growth rates to average in the mid-single digits over the next few years. We believe this growth will continue to be driven by modest increases in underlying demand as the economy recovers, inflation and cost escalators in pipeline tariffs and contracts and accretion from profitable capital projects and acquisitions. The capital projects continue to be related to growth in areas such as the new natural gas shale resources, the need for more infrastructure related to bio fuels and other environmental requirements, and Canadian oil sands. Thus far, we believe the MLPs as a group have done a great job capitalizing on these opportunities. The slower capital spending by the customers of infrastructure MLPs (oil and gas producers and refiners) experienced in 2008 and 2009 appears to have reversed course with higher commodity prices and a rosier outlook for the economy. This is good news for our portfolio companies.

Sincerely,


James Murchie
President
EIP Growth and Income Fund

The views expressed in this commentary reflect those of the Fund's portfolio management team as of December 31, 2010. Any such views are subject to change at any time based on market or other conditions, and the Fund disclaims any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the Fund as to its accuracy or completeness. Past performance is not indicative of future results. Performance information provided above assumes the reinvestment of interest, dividends and other earnings. There is no assurance that the Fund's investment objectives will be achieved.


                                      | 2

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS

                                  (PIE CHART)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS   43%
MASTER LIMITED PARTNERSHIPS              29%
CORPORATE NOTES AND BONDS                11%
UNITED STATES COMMON STOCKS              12%
CANADIAN INCOME TRUSTS                    3%
CANADIAN COMMON STOCKS                    2%

% OF TOTAL INVESTMENTS

                                                                       FAIR
 PAR VALUE                                                             VALUE
-----------                                                       --------------
CORPORATE NOTES AND BONDS - 15.23%+
              CREDIT - MISCELLANEOUS BUSINESS - 7.40%+
$ 3,000,000   General Electric Capital Corp., MTN
                 0.490%, 01/08/16 (a) (b) .....................   $    2,838,075
                                                                  --------------
              CREDIT - PERSONAL - 7.83%+
  3,000,000   American Express Credit, MTN
                 0.421%, 06/16/11 (a) (b) .....................        2,999,781
                                                                  --------------
              TOTAL CORPORATE NOTES AND BONDS
                 (Cost $6,002,732) ............................        5,837,856
                                                                  --------------

   SHARES
-----------
MASTER LIMITED PARTNERSHIPS - 42.36%+
              CONSUMER CYCLICALS - 1.49%+
      5,000   AmeriGas Partners, LP ...........................          244,050
     11,935   Global Partners, LP .............................          327,019
                                                                  --------------
                                                                         571,069
                                                                  --------------
              ENERGY - 39.66%+
      3,000   Alliance Resource Partners, LP ..................          197,280
     27,267   Buckeye Partners, LP ............................        1,822,254
      1,800   Chesapeake Midstream Partners, LP ...............           51,786
     18,285   Duncan Energy Partners, LP ......................          586,766
      8,400   El Paso Pipeline Partners, LP ...................          280,980
     22,000   Energy Transfer Equity, LP ......................          859,540
     52,032   Enterprise Products Partners, LP ................        2,165,051
     16,279   Holly Energy Partners, LP .......................          828,764
      8,000   Magellan Midstream Partners, LP .................          452,000
     15,140   Natural Resource Partners, LP ...................          502,648
      1,900   Niska Gas Storage Partners, LLC .................           37,905
     14,750   NuStar Energy, LP ...............................        1,024,830
     39,900   NuStar GP Holdings, LLC .........................        1,449,567
     12,043   ONEOK Partners, LP ..............................          957,418
     32,700   Penn Virginia GP Holdings, LP ...................          860,664
      6,651   Penn Virginia Resource Partners, LP .............          188,356
     21,000   Plains All American Pipeline, LP ................        1,318,590
      4,000   Spectra Energy Partners, LP .....................          131,400

                                                                       FAIR
   SHARES                                                              VALUE
-----------                                                       --------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)
              ENERGY (CONTINUED)
      7,871   Sunoco Logistics Partners, LP ...................   $      657,937
      8,709   TC Pipelines, LP ................................          452,868
     10,200   Transmontaigne Partners, LP .....................          371,382
                                                                  --------------
                                                                      15,197,986
                                                                  --------------
              INDUSTRIAL - 1.19%+
     12,000   Teekay LNG Partners, LP .........................          455,880
                                                                  --------------
              UTILITIES - 0.02%+
        100   Suburban Propane Partners, LP ...................            5,609
                                                                  --------------
              TOTAL MASTER LIMITED PARTNERSHIPS
                 (Cost $10,352,513) ...........................       16,230,544
                                                                  --------------
UNITED STATES COMMON STOCKS - 18.04%+
              ENERGY - 12.68%+
     25,278   Enbridge Energy Management, LLC (c) .............        1,614,000
      6,900   Enbridge, Inc. ..................................          389,160
      1,800   Exxon Mobil Corp. ...............................          131,616
     21,067   Kinder Morgan Management, LLC (c) ...............        1,408,955
     15,000   ONEOK, Inc. .....................................          832,050
     17,000   Southern Union Co. ..............................          409,190
      3,000   Williams Companies, Inc. ........................           74,160
                                                                  --------------
                                                                       4,859,131
                                                                  --------------
              FINANCE - 3.42%+
     74,000   MLP & Strategic Equity Fund (d) .................        1,303,880
        783   NGP Capital Resources Co. .......................            7,204
                                                                  --------------
                                                                       1,311,084
                                                                  --------------
              UTILITIES - 1.94%+
      3,000   Dominion Resources, Inc. ........................          128,160
      3,000   ITC Holdings Corp. ..............................          185,940
      2,000   NextEra Energy, Inc. ............................          103,980
      2,000   Public Service Enterprise Group, Inc. ...........           63,620
     11,000   Red Electrica Corp. SA, ADR .....................          103,889
      3,000   Sempra Energy ...................................          157,440
                                                                  --------------
                                                                         743,029
                                                                  --------------
              TOTAL UNITED STATES COMMON STOCKS
                 (Cost $4,922,997) ............................        6,913,244
                                                                  --------------
CANADIAN COMMON STOCKS - 3.31%+
              ENERGY - 1.13%+
     20,000   Pembina Pipeline Corp. ..........................          434,477
                                                                  --------------
              FINANCE - 1.07%+
     22,500   Enbridge Income Fund Holdings, Inc. .............          409,585
                                                                  --------------
              INDUSTRIAL - 0.62%+
     19,700   Newalta, Inc. ...................................          235,576
                                                                  --------------
              UTILITIES - 0.49%+
      6,000   Emera, Inc. .....................................          189,178
                                                                  --------------
              TOTAL CANADIAN COMMON STOCKS
                 (Cost $858,377) ..............................        1,268,816
                                                                  --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                       FAIR
   SHARES                                                              VALUE
-----------                                                       --------------
CANADIAN INCOME TRUSTS - 4.79%+
              ENERGY - 0.28%+
      8,000   Phoenix Technology Income Fund ..................   $      107,171
                                                                  --------------
              UTILITIES - 4.51%+
     46,258   Keyera Facilities Income Fund ...................        1,635,290
      6,000   Northland Power Income Fund .....................           94,499
                                                                  --------------
                                                                       1,729,789
                                                                  --------------
              TOTAL CANADIAN INCOME TRUSTS
                 (Cost $937,557) ..............................        1,836,960
                                                                  --------------

 PAR VALUE
-----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 62.18%+
              FEDERAL HOME LOAN BANK - 6.26%+
$ 2,400,000   Federal Home Loan Bank
                 0.231%, 09/26/11 (a) (b) .....................        2,400,245
                                                                  --------------
              FEDERAL HOME LOAN MORTGAGE - 22.26%+
  8,490,000   Federal Home Loan Mortgage
                 1.625%, 04/26/11 (a) .........................        8,529,062
                                                                  --------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 33.66%+
 12,900,000   Federal National Mortgage Association
                 0.172%, 08/11/11 (a) (b) .....................       12,896,672
                                                                  --------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $23,815,336) ...........................       23,825,979
                                                                  --------------
TOTAL INVESTMENTS - 145.91%+
   (Cost $46,889,512)* ........................................       55,913,399
                                                                  --------------

 PRINCIPAL
-----------
REVERSE REPURCHASE AGREEMENTS (E) - (71.16)%+
 (2,227,500)  With Credit Suisse for American
                 Express Credit, MTN, 1.00% dated
                 12/31/10, to be repurchased
                 at $2,227,686 on 01/03/11 . ..................       (2,227,500)
 (2,200,000)  With Credit Suisse for Federal
                 Home Loan Bank, 0.35% dated
                 12/31/10, to be repurchased
                 at $2,200,064 on 01/03/11 . ..................       (2,200,000)
 (8,192,850)  With Credit Suisse for Federal
                 Home Loan Mortgage, 0.35%
                 dated 12/31/10, to be
                 repurchased at $8,193,089
                 on 01/03/11 ..................................       (8,192,850)
(12,250,000)  With Credit Suisse for Federal
                 National Mortgage Association,
                 0.35% dated 12/31/10, to be
                 repurchased at $12,250,357
                 on 01/03/11 ..................................      (12,250,000)
 (2,400,000)  With Credit Suisse for General
                 Electric Capital Corp., MTN,
                 1.00% dated 12/31/10, to be
                 repurchased at $2,400,200
                 on 01/03/11 ..................................       (2,400,000)
                                                                  --------------
              TOTAL REVERSE REPURCHASE AGREEMENTS
                 (Cost $(27,270,350)) .........................      (27,270,350)
                                                                  --------------
TOTAL INVESTMENTS AND REVERSE REPURCHASE AGREEMENTS - 74.75%+
   (Cost $19,619,162) .........................................       28,643,049
                                                                  --------------
OTHER ASSETS IN EXCESS OF LIABILITIES - 25.25%+ ...............        9,676,968
                                                                  --------------
NET ASSETS - 100.00%+ .........................................   $   38,320,017
                                                                  ==============

+ Percentages are calculated based on net assets, inclusive of reverse repurchase agreements.

*    Aggregate cost for federal tax purposes is $48,545,500.

(a) Segregated as collateral for Reverse Repurchase Agreements as of December 31, 2010.

(b) Floating rate note. The interest rate shown reflects the rate in effect at December 31, 2010.

(c)  Non-income producing security.

(d)  Closed-End Fund

(e) A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

ADR  American Depositary Receipt
MTN  Medium Term Note

The amount of $197,100 in cash was segregated with the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of December 31, 2010:

SHORT FUTURES             NUMBER OF    NOTIONAL     UNREALIZED
OUTSTANDING               CONTRACTS    AMOUNT**    DEPRECIATION
-------------             ---------   ----------   ------------
Canadian Dollar (03/11)       67      $6,729,480     ($112,547)

** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction.

The amount of $4,481,954 in cash was segregated with the custodian to cover the following total return swaps outstanding at December 31, 2010:

                                                                    UNREALIZED
LONG TOTAL                   PAY       EXPIRATION     NOTIONAL     APPRECIATION
RETURN EQUITY SWAPS         RATE          DATE        AMOUNT**    (DEPRECIATION)
-------------------     ------------   ----------   -----------   --------------
Inter Pipeline          1 month
Fund ***                Libor + 40
                        basis points     9/13/11    $ 1,034,520     $  43,767
Mullen Group, Ltd.***   1 month
                        Libor + 40
                        basis points     9/13/11        251,927        22,108
Phoenix Technology      1 month
Income Fund ***         Libor + 116
                        basis points     9/13/11        319,313        43,235
El Paso Pipeline,       1 month
Partners, LP ***        Libor + 100
                        basis points    12/24/13        653,000        15,886
Kinder Morgan           1 month
Management, LLC ***     Libor + 50
                        basis points    12/24/13      1,305,980        37,635
Magellan Midstream      1 month
Partners, LP ***        Libor + 92
                        basis points    12/24/13      2,221,406        77,780
ONEOK, Inc. ***         1 month
                        Libor + 50
                        basis points    12/24/13        588,500         4,967
Williams Pipeline       1 month
Partners, LP ***        Libor + 100
                        basis points    12/24/13        882,588         1,742
Dominion Resources,     1 month
Inc. ***                Libor + 35
                        basis points     1/21/14        279,240        (1,584)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

SCHEDULE OF INVESTMENTS - CONTINUED

                                                                    UNREALIZED
LONG TOTAL                    PAY      EXPIRATION     NOTIONAL     APPRECIATION
RETURN EQUITY SWAPS          RATE         DATE        AMOUNT**    (DEPRECIATION)
-------------------     ------------   ----------   -----------   --------------
Enbridge, Inc. ***      1 month
                        Libor + 41
                        basis points     1/21/14    $   935,510     $   23,203
Exxon Mobil             1 month
Corp. ***               Libor + 35
                        basis points     1/21/14      1,163,520          6,301
ITC Holdings            1 month
Corp. ***               Libor + 35
                        basis points     1/21/14        925,800          3,821
NextEra Energy,         1 month
Inc. ***                Libor + 35
                        basis points     1/21/14        582,768          9,869
Public Service          1 month
Enterprise Group,       Libor + 35
Inc. ***                basis points     1/21/14        562,320         16,377
Sempra Energy ***       1 month
                        Libor + 35
                        basis points     1/21/14        404,820          7,532
Southern Co. ***        1 month
                        Libor + 35
                        basis points     1/21/14        379,566         (1,121)
Spectra Energy          1 month
Corp. ***               Libor + 35
                        basis points     1/21/14        481,342            924
TransCanada             1 month
Corp. ***               Libor + 35
                        basis points     1/21/14        796,272         18,588
UGI Corp. ***           1 month
                        Libor + 35
                        basis points     1/21/14      1,148,441         (5,841)
Williams Companies,     1 month
Inc. ***                Libor + 35
                        basis points     1/21/14      2,238,960         26,714
                                                    -----------     ----------
                                                    $17,155,793     $  351,903
                                                    ===========     ==========

SHORT TOTAL                   PAY      EXPIRATION     NOTIONAL      UNREALIZED
RETURN EQUITY SWAPS          RATE         DATE        AMOUNT**     DEPRECIATION
-------------------     ------------   ----------   -----------   --------------
Copano Energy,          1 month
LLC***                  Libor - 300
                        basis points    10/17/11    $   479,775       ($27,059)
Markwest Energy         1 month
Partners, LP***         Libor - 275
                        basis points    10/17/11        209,800         (6,982)
                                                    -----------     ----------
                                                    $   689,575       ($34,041)
                                                    ===========     ==========

** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction.

***  Credit Suisse is the counterparty to the above total return swaps.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Investments, at value (Cost $46,889,512) ..........................   $ 55,913,399
Cash and cash equivalents .........................................      5,003,034
Restricted cash ...................................................      4,679,054
Swaps (premium paid $0) ...........................................        360,449
Receivables:
      Investments sold ............................................         44,904
      Dividends and interest ......................................         49,581
Prepaid expenses ..................................................         54,749
                                                                      ------------
         Total assets .............................................     66,105,170
                                                                      ------------
LIABILITIES:
Reverse repurchase agreements .....................................     27,270,350
Interest expense payable ..........................................          3,138
Due to broker - variation margin on future contracts ..............        112,547
Swaps (premium received $0) .......................................         42,587
Payables:
      Fund shares redeemed ........................................        130,000
      Professional fees ...........................................        148,543
      Advisory fees (Note 3) ......................................         32,029
      Accounting and administration fees (Note 3) .................         14,071
      Transfer agent fees .........................................          8,405
      Custodian fees ..............................................          4,371
      Printing expense ............................................          6,184
      Other payables ..............................................         12,928
                                                                      ------------
         Total liabilities ........................................     27,785,153
                                                                      ------------
NET ASSETS ........................................................   $ 38,320,017
                                                                      ============
NET ASSETS CONSIST OF:
   Par value ($0.01 per share) ....................................   $     29,391
   Paid in capital ................................................     60,268,356
   Accumulated undistributed net investment loss ..................       (516,689)
   Accumulated net realized loss on investments, swap transactions,
      futures contracts and foreign currency transactions .........    (30,690,604)
   Net unrealized appreciation on investments, swap transactions,
      futures contracts and foreign currency transactions .........      9,229,563
                                                                      ------------
                                                                      $ 38,320,017
                                                                      ============
Shares outstanding (unlimited number of shares authorized) ........      2,939,104
                                                                      ============
Net Asset Value, offering and redemption price per share
   (net assets/shares outstanding) ................................   $      13.04
                                                                      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

FOR THE YEAR ENDED DECEMBER 31, 2010

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
   Dividends ......................................................   $    252,228
   Less: foreign taxes withheld ...................................        (22,537)
   Interest .......................................................        134,786
                                                                      ------------
      Total investment income .....................................        364,477
                                                                      ------------
EXPENSES:
   Interest expense (Note 2) ......................................        113,483
   Investment advisory fees (Note 3) ..............................        354,723
   Professional fees ..............................................        296,063
   Accounting and administration fees (Note 3) ....................        178,445
   Transfer agent fees (Note 3) ...................................         47,837
   Trustees fees and related expenses (Note 3) ....................         47,746
   Custodian fees .................................................         23,513
   Registration expenses ..........................................          1,246
   Printing expenses ..............................................         12,806
   Other expenses .................................................         92,982
                                                                      ------------
      Total expenses ..............................................      1,168,844
                                                                      ------------
      NET INVESTMENT LOSS .........................................       (804,367)
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
NET REALIZED GAIN/(LOSS) ON:
   Investments ....................................................      3,926,094
   Swap transactions ..............................................      2,895,029
   Futures contracts ..............................................       (336,588)
   Foreign currency transactions ..................................          2,655
                                                                      ------------
      Net realized gain ...........................................      6,487,190
                                                                      ------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
   Investments ....................................................      3,808,062
   Swap transactions ..............................................        101,216
   Futures contracts ..............................................        (18,685)
   Foreign currency transactions ..................................          1,524
                                                                      ------------
      Net change in unrealized appreciation .......................      3,892,117
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...................     10,379,307
                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $  9,574,940
                                                                      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2010           2009
                                                                      ------------   ------------
OPERATIONS:
   Net investment loss ............................................   $   (804,367)  $ (1,008,380)
   Net realized gain/(loss) on investments, swaps, futures,
      written options and foreign currency transactions ...........      6,487,190    (12,761,504)
   Net change in unrealized appreciation on investments,
      swaps, futures, written options and foreign currency
      transactions ................................................      3,892,117     41,827,309
                                                                      ------------   ------------
      Net increase in net assets from operations ..................      9,574,940     28,057,425
                                                                      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..........................................     (4,887,703)            --
                                                                      ------------   ------------
         Total distributions ......................................     (4,887,703)            --
                                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ..................................      4,500,000             --
   Proceeds from reinvestment of distributions ....................      4,397,946             --
   Cost of shares redeemed ........................................    (34,248,605)   (56,821,298)
                                                                      ------------   ------------
         Net decrease in net assets from capital share
            transactions ..........................................    (25,350,659)   (56,821,298)
                                                                      ------------   ------------
         Total decrease in net assets .............................    (20,663,422)   (28,763,873)
                                                                      ------------   ------------
NET ASSETS:
BEGINNING OF YEAR .................................................     58,983,439     87,747,312
END OF YEAR .......................................................   $ 38,320,017   $ 58,983,439
                                                                      ============   ============
Undistributed net investment loss .................................   $   (516,689)  $   (552,131)
                                                                      ============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2010

OPERATING ACTIVITIES
   Net increase in net assets from operations ..............................   $  9,574,940
ADJUSTMENTS TO NET INCREASE IN NET ASSETS FROM OPERATIONS
   Purchase of investment securities .......................................    (24,891,270)
   Proceeds from disposition of investment securities ......................     26,961,799
   Net sale of short-term investment securities ............................     13,578,225
   Net realized gain on investments ........................................     (3,926,094)
   Net realized gain on foreign currency transactions ......................         (2,655)
   Net change in unrealized appreciation on investments ....................     (3,808,062)
   Net change in unrealized appreciation on foreign currency transactions ..         (1,524)
   Net accretion of premium ................................................        654,637
   Return of capital received from investments in MLPs .....................        919,862
   Net increase in due to broker-variation margin on futures contracts .....         18,685
   Net change in swap depreciation .........................................       (101,216)
   Decrease in investments sold receivable .................................     21,005,883
   Decrease in dividends and interest receivable ...........................        239,156
   Mark-to-market on realized and unrealized gain/(loss) on foreign currency
      transactions .........................................................          4,179
   Increase in transfer agent fees payable .................................          3,796
   Increase in custodian fees payable ......................................          2,371
   Increase in other payables ..............................................            117
   Increase in restricted cash .............................................       (118,352)
   Decrease in professional fees payable ...................................        (29,702)
   Decrease in interest expense payable ....................................        (22,566)
   Decrease in advisory fee payable ........................................        (16,895)
   Decrease in printing expense payable ....................................         (4,045)
   Decrease in trustees fees and related expense payable ...................         (2,573)
   Decrease in administration fees payable .................................         (1,263)
   Increase in prepaid expenses ............................................           (299)
   Increase in dividend reclaims receivable ................................            (69)
                                                                               ------------
Net cash provided by operating activities ..................................     40,037,065
                                                                               ------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net decrease in reverse repurchase agreements ...........................    (10,577,775)
   Proceeds from shares sold ...............................................      4,500,000
   Payment of shares redeemed ..............................................    (34,118,605)
   Cash distributions to Shareholders ......................................       (489,757)
                                                                               ------------
Net cash used in financing activities ......................................    (40,686,137)
   Net decrease in unrestricted cash .......................................       (649,072)
BEGINNING OF YEAR (1) ......................................................   $  5,652,106
                                                                               ------------
END OF YEAR (1) ............................................................   $  5,003,034
                                                                               ============
Cash paid for interest expense .............................................   $    136,049
                                                                               ============

----------
(1) This amount represents an investment in a money market fund which for 2010 is included in cash and cash equivalents.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

FINANCIAL HIGHLIGHTS                                           DECEMBER 31, 2010

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE THE COMMENCEMENT OF THE FUND'S OPERATIONS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                     YEAR         YEAR         YEAR        YEAR       PERIOD
                                                    ENDED         ENDED       ENDED        ENDED      ENDED
                                                   12/31/10     12/31/09     12/31/08    12/31/07   12/31/06(a)
                                                   --------     --------     --------    --------   -----------
Net asset value, beginning of period ...........   $ 11.43      $  6.71      $ 11.22     $  10.50   $  10.00
                                                   -------      -------      -------     --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss) ................     (0.29)(b)    (0.16)(b)     0.05(b)      0.11       0.05
   Net realized and unrealized gain/(loss)
      on investments ...........................      3.78         4.88        (3.75)        0.96       0.51
                                                   -------      -------      -------     --------   --------
   Total from investment operations ............      3.49         4.72        (3.70)        1.07       0.56
                                                   -------      -------      -------     --------   --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
   Net investment income .......................     (1.88)          --        (0.19)          --      (0.06)
   Net realized gain on investments ............        --           --        (0.62)       (0.35)        --
                                                   -------      -------      -------     --------   --------
   Total from distributions ....................     (1.88)          --        (0.81)       (0.35)     (0.06)
                                                   -------      -------      -------     --------   --------
Net increase/(decrease) in net asset value .....      1.61         4.72        (4.51)        0.72       0.50
                                                   -------      -------      -------     --------   --------
Net asset value, end of period .................   $ 13.04      $ 11.43      $  6.71     $  11.22   $  10.50
                                                   -------      -------      -------     --------   --------
TOTAL RETURN ...................................     30.88%       70.34%      (33.04)%      10.29%      5.62%*
                                                   =======      =======      =======     ========   ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........   $38,320      $58,983      $87,747     $207,261   $119,896
Ratios of expenses to average net assets:
   Operating expenses excluding interest
      expense ..................................      2.98%        2.57%        1.54%        1.61%      2.90%**
   Operating expenses including interest
      expense ..................................      3.30%        3.77%        4.30%        5.84%      6.23%**
Ratios of net investment income/(loss) to
   average net assets ..........................     (2.27)%      (1.89)%       0.52%        0.99%      1.69%**
Portfolio turnover rate ........................        68%          93%          42%          24%         6%*

----------
(a)  The Fund commenced operations on August 22, 2006.

(b) Per share investment income has been calculated using the average shares method.

*    Not annualized

**   Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

EIP Growth and Income Fund (the "Fund") is a diversified, open-end management investment company. The Fund commenced operations on August 22, 2006. The Fund is currently the sole series of EIP Investment Trust (the "Trust"), a Delaware statutory trust. The Fund is managed by Energy Income Partners, LLC (the "Manager"). At this time, the Fund does not intend to publicly offer its shares. Fund shares are available only to certain unregistered investment companies through a "master/feeder" arrangement pursuant to Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the "1940 Act") and certain other accredited investors.

The Fund's primary investment objective is to seek a high level of total shareholder return that is balanced between current income and growth. As a secondary objective, the Fund will seek low volatility. Under normal market conditions, the Fund's investments will be concentrated in the securities of one or more issuers conducting their principal business activities in the Energy Industry. The Energy Industry is defined as enterprises connected to the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, electricity, coal or other energy sources.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value ("NAV") of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange ("NYSE") is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter ("OTC") market, but excluding securities trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the "Board") in a manner that most fairly reflects market value of the security on the valuation date as described below.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or the Manager, acting at the Board's direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust's Board, and in accordance with the provisions of the 1940 Act. At December 31, 2010, there were no fair valued securities.

Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service.

EIP GROWTH AND INCOME FUND

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

FAIR VALUE MEASUREMENT: The inputs and valuation techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

     -    Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the values of each investment in each level as of December 31, 2010 is as follows:

                                                                          LEVEL 2        LEVEL 3
                                             TOTAL FAIR     LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                              VALUE AT       QUOTED     OBSERVABLE    UNOBSERVABLE
                                              12/31/10       PRICES        INPUTS        INPUTS
                                            -----------   -----------   -----------   ------------
ASSETS
Corporate Notes and Bonds                   $ 5,837,856   $        --   $ 5,837,856        $--
Master Limited Partnerships*                 16,230,544    16,230,544            --         --
United States Common Stocks*                  6,913,244     6,913,244            --         --
Canadian Income Trusts and Common Stocks*     3,105,776     3,105,776            --         --
U.S. Government and Agency Obligations       23,825,979            --    23,825,979         --
Cash Equivalents                              5,003,034     5,003,034            --         --
Derivatives
   Equity Contracts                             360,449            --       360,449         --
                                            -----------   -----------   -----------        ---
Total                                        61,276,882    31,252,598    30,024,284         --
                                            -----------   -----------   -----------        ---
LIABILITIES
Derivatives
   Foreign Exchange Futures Contracts           112,547       112,547            --         --
   Equity Contracts                              42,587            --        42,587         --
                                            -----------   -----------   -----------        ---
Total                                       $   155,134   $   112,547   $    42,587        $--
                                            -----------   -----------   -----------        ---

*    See Schedule of Investments detail for industry breakout.

The Fund did not have any transfers in and out of Level 1 and Level 2 during the period.

The Fund held no securities or financial instruments during 2010 which measured their fair value using Level 3 inputs.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The fair value of the Fund's reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification ("ASC") 820 "Disclosures about Fair Values of Financial Instruments", approximates the carrying amounts presented in the Schedule of Investments and Statement of Assets and Liabilities.

MLP COMMON UNITS: Master Limited Partnership ("MLP") common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common

EIP GROWTH AND INCOME FUND

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in a bank deposit account that, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits. The Fund considers investments in money market funds and short-term highly liquid investments with maturities of 90 days or less (when acquired) to be cash equivalents. Cash equivalents are carried at cost. As of December 31, 2010, the Fund held $5,003,034 of PNC Bank Money Market included in cash and cash equivalents.

RESTRICTED CASH: Restricted cash includes amounts required to be segregated with the Fund's custodian or brokers as collateral for the Fund's derivatives as shown on the Schedule of Investments.

REVERSE REPURCHASE AGREEMENTS: One method by which the Fund currently incurs leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an implied interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the securities furnished by the counterparty. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund's investment portfolio, among others. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess cover of the Fund's obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received.

Maximum amount outstanding during the year           $37,848,125
Average amount outstanding during the year*          $25,855,668
Average shares outstanding during the year             2,821,653
Average debt per share outstanding during the year   $      9.16

* The average amount outstanding during the year was calculated by adding the cash received under reverse repurchase agreements at the end of each day and dividing the sum by the number of days in the year ended December 31, 2010.

The reverse repurchase agreements are executed daily based on the previous day's terms. The accrued interest and maturity amounts are payable at the time the reverse repurchase agreement is not renewed or the terms of the agreement are renegotiated. Interest accrues on a daily basis from the initial opening date or last interest payment date, if an interest payment has been made for the respective repurchase agreement.

Interest rates ranged from 0.25% to 1.50% during the year ended December 31, 2010, on cash received under reverse repurchase agreements. Interest expense for the year ended December 31, 2010 aggregated $113,483, which is included in the Statement of Operations under "Interest Expense".

SHORT SALES OF SECURITIES: The Fund may enter into short sale transactions. A short sale is a transaction in which the Fund sells securities it does not own (but has or may have borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund did not enter into any short sale transactions during the year ended December 31, 2010.

EIP GROWTH AND INCOME FUND

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES: The following is a table summarizing the fair value of derivatives held at December 31, 2010 by primary risk exposure:

                                        ASSET DERIVATIVES                LIABILITY DERIVATIVES
                                --------------------------------   --------------------------------
                                Statement of Assets                Statement of Assets
Derivatives not accounted for     and Liabilities                    and Liabilities
as hedging instruments                Location        Fair Value        Location         Fair Value
-----------------------------   -------------------   ----------   -------------------   ----------
                                                                   Due from broker-
Foreign Exchange Futures                                           variation margin on
   Contracts                    --                     $     --    futures contract       $112,547
Equity Contracts                Swaps                   360,449    Swaps                    42,587
                                                       --------                           --------
Total                                                  $360,449                           $155,134
                                                       ========                           ========

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010:

                                                                                                     CHANGE IN UNREALIZED
                                                                                                        APPRECIATION OR
                                             LOCATION OF GAIN OR           REALIZED GAIN OR (LOSS)     (DEPRECIATION) ON
Derivatives not accounted for               (LOSS) ON DERIVATIVES               ON DERIVATIVES            DERIVATIVES
as hedging instruments                       RECOGNIZED IN INCOME           RECOGNIZED IN INCOME     RECOGNIZED IN INCOME
----------------------------------   -----------------------------------   -----------------------   --------------------
Foreign Exchange Futures Contracts   Net realized loss on futures
                                     contracts/change in unrealized
                                     appreciation/(depreciation) on
                                     futures contracts                            $ (336,588)              $(18,685)
Equity Contracts                     Net realized gain/(loss) on swap
                                     transactions/change in unrealized
                                     appreciation/(depreciation) on swap
                                     transactions                                  2,895,029                101,216
                                                                                  ----------               --------
Total                                                                             $2,558,441               $ 82,531
                                                                                  ==========               ========

FUTURES CONTRACTS: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund's maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. During the year ended December 31, 2010, the Fund held no futures contracts where the underlying currency is long. The Fund's maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the year ended December 31, 2010, the Fund's average volume of futures activity was $5,694,378 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

CURRENCY HEDGING TRANSACTIONS: The Fund may engage in certain transactions intended to hedge the Fund's exposure to currency risks, including without limitation buying or selling options or futures, entering into forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivative transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments.

FOREIGN CURRENCY TRANSLATIONS: The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.

Although the net assets of the Fund are calculated using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these foreign exchange gains or losses are included in the reported net realized and unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

SWAP AGREEMENTS: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry as defined in Note 1 above, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased.

The Fund's maximum equity price risk to meet its future payments under long swap agreements outstanding as of December 31, 2010 is equal to the total notional amount as shown on the Schedule of Investments. The Fund's maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited. For the year ended December 31, 2010, the average volume of long Total Return Equity Swaps was $14,177,246 based on the quarterly notional amount. The average volume of short Total Return Equity Swaps for the year ended December 31, 2010, was $460,745 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction.

OPTIONS CONTRACTS: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, to enhance potential gain, and for any other purpose permitted by applicable law. An option

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, would require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale on such day, the mean between the closing bid and ask prices on such day or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. OTC written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. OTC options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged. For the year ended December 31, 2010, the Fund did not hold any option contracts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

DIVIDENDS AND DISTRIBUTIONS: At least annually, the Fund intends to distribute all or substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund will reinvest distributions in additional shares of the Fund unless a shareholder has written to request distributions, in whole or in part, in cash.

The tax character of distributions paid during the calendar year ended December 31, 2010 was as follows:

Ordinary Income           $4,887,703
Long-Term Capital Gains   $        0

There were no distributions paid during the calendar year ended December 31, 2009.

The Fund is considered a nonpublicly offered regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, certain expenses of the Fund, including the management fee, are subject to special rules that may affect certain shareholders of the Fund (including individuals and entities that compute their taxable income in the same manner as an individual). In particular, such a shareholder's pro rata portion of the affected expenses for the calendar year (but generally reduced by the Fund's net operating loss, if any, for its tax year ending within the calendar year), will be taxable to such shareholders as an additional dividend, but the deductibility of such expenses by such shareholders will be subject to the 2% "floor" on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code and will not be deductible for the purposes of calculating alternative minimum tax. The Fund has a tax year end of June 30. As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income                    $ 4,887,650
Capital Loss Carryforward                        $30,378,207
Post October Loss - Capital & Foreign Currency   $ 1,178,754

Taxable income and capital gains are determined in accordance with U.S. federal income tax rules, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The difference between taxable undistributed earnings as of June 30, 2010 and undistributed earnings per the statement of assets and liabilities as of December 31, 2010 is the operating results for the period July 1, 2010 through December 31, 2010.

Permanent book and tax accounting differences relating to the tax year ended June 30, 2010 have been reclassified to reflect an increase in undistributed net investment

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

income of $5,727,512, an increase in accumulated net realized loss on investments of $17,175,065 and an increase in paid-in-capital of $11,447,553. These differences are primarily due to passive loss limitations, pass through taxable income from investments and swap character reclasses. Net assets were not affected by this reclassification.

CAPITAL LOSS CARRYFORWARD: As of June 30, 2010, the following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF EXPIRATION

   2017          2018          TOTAL
-----------   -----------   -----------
$10,735,440   $19,642,767   $30,378,207

POST-OCTOBER LOSSES: Under current laws, certain net capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended June 30, 2010, the Fund intends to elect to defer net realized currency losses of $2,359 and net realized capital losses on investments sold of $1,176,395 incurred from November 1, 2009 through June 30, 2010.

FEDERAL INCOME TAX: The Fund intends to qualify each year for taxation as a RIC eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income and gains distributed in a timely manner to its shareholders in the form of dividends or capital gain dividends.

As of December 31, 2010, the cost of securities and gross unrealized appreciation and depreciation for all securities on a tax basis was as follows:

Total Cost of Investments       $48,545,500
Gross Unrealized Appreciation
   on Investments               $ 7,539,404
Gross Unrealized Depreciation
   on Investments               $  (171,505)
                                -----------
Net Unrealized Appreciation
   on Investments               $ 7,367,899
                                ===========

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements.

The Fund files U.S. federal and Connecticut state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax returns and Connecticut state tax returns remain open for examination for the tax years ended June 30, 2010, June 30, 2009, June 30, 2008 and June 30, 2007.

RECENTLY ISSUED TAX LEGISLATION: On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed by The President. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New net capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses earned in taxable years beginning after December 22, 2010 generally must be used by a RIC before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The Modernization Act contains certain cure provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures to meet the asset diversification and/or qualifying income tests. Additionally, the Modernization Act repealed the 60-day designation requirement for certain types of pay-through income and gains, requiring instead that this information be reported on Form 1099.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the cure provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

EXPENSES: The Fund will pay all of its own expenses incurred in its operations.

RECENTLY ISSUED ACCOUNTING STANDARDS: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

For interim and annual reporting periods beginning after December 15, 2009, entities are currently required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

3. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Energy Income Partners, LLC, serves as the Fund's investment manager with responsibility for the management of the Fund's investment portfolio, subject to the supervision of the Board of Trustees of the Trust. For providing such services, the Fund pays to the Manager a fee, computed and paid monthly at the annual rate of 1% of the average daily net assets of the Fund.

PFPC Trust Company serves as custodian for the Fund and has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") (formerly known as PNC Global Investment Servicing (U.S.) Inc.) serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

BNY Mellon also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement. For administrative and accounting services, the Fund pays BNY Mellon a fee equal to 0.07% of the Fund's first $250 million of average gross assets, 0.05% of the Fund's next $200 million of average gross assets and 0.03% of the Fund's average gross assets in excess of $450 million, on a monthly basis, in addition to certain out-of-pocket expenses. The Fund is currently paying the minimum fee of $100,000/year ($8,333/month). For regulatory administration services, the Fund pays BNY Mellon a fee equal to 0.03% of the Fund's first $250 million of average gross assets and 0.02% of the Fund's average gross assets in excess of $250 million, on a monthly basis, in addition to certain other fees and expenses. The Fund is currently paying the minimum fee of $50,000/year ($4,167/month).

The Fund does not charge any sales load or fees pursuant to Rule 12b-1 of the 1940 Act. Currently, the Fund offers only a single class of shares. The Fund is self-distributed and does not have a principal underwriter or private placement agent.

Prior to July 1, 2010, the Fund paid each member of the Board of Trustees who is not an "interested person" as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees") an annual retainer fee of $22,000 which included compensation for all regular quarterly board meetings and regular committee meetings. Effective July 1, 2010, the annual retainer fee for Disinterested Trustees became $25,000, which includes compensation for all regular quarterly board meetings and regular committee meetings. Additional fees of $1,250 and $400 are paid to Disinterested Trustees for special in-person board or non-regular committee meetings and special telephonic board or non-regular committee meetings, respectively.

4. PURCHASES AND SALES

The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities for the year ended December 31, 2010 were as follows:

                               PURCHASES        SALES
                              -----------   -----------
U.S. Government Securities    $10,993,262   $ 4,166,056
Other Investment Securities    13,898,008    22,795,743

5. SHARES OF BENEFICIAL INTEREST

The Trust has authorized capital of unlimited shares of beneficial interest with a par value of $0.01 which may be issued in more than one class or series. Currently, the Fund is the only series of the Trust and the Fund currently offers one class of shares.

Share transactions were as follows:

                                           YEAR ENDED
                                       DECEMBER 31, 2010
                                 ---------------------------
                                    SHARES         AMOUNT
                                 -----------   -------------
Shares sold                         348,213    $  4,500,000
Shares issued as reinvestment
   of distribution                  344,936       4,397,946
Shares redeemed                  (2,913,654)    (34,248,605)
                                 ----------    ------------
Total net decrease from Fund
   share transactions            (2,220,505)   $(25,350,659)
                                 ==========    ============

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                           YEAR ENDED
                                       DECEMBER 31, 2009
                                 ---------------------------
                                   SHARES          AMOUNT
                                 -----------   -------------
Shares sold                              --    $         --
Shares issued as reinvestment
   of distribution                       --              --
Shares redeemed                  (7,910,733)    (56,821,298)
                                 ----------    ------------
Total net decrease from Fund
   share transactions            (7,910,733)   $(56,821,298)
                                 ==========    ============

6. INDUSTRY CONCENTRATION AND OTHER RISK FACTORS

The Fund's investments are concentrated in the Energy Industry and are likely to present more risks than a fund that is broadly invested in a number of different industries.

The Fund may invest in securities denominated or quoted in foreign currencies and therefore changes in the exchange rate between the U.S. dollar and such foreign currencies will affect the U.S. dollar value of these securities and the unrealized appreciation or depreciation of these investments. The Fund may hedge against certain currency risk by, among other techniques, buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions has risks and may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

The Fund may transact in various financial instruments including futures contracts, swap contracts and options. With these financial instruments, the Fund is exposed to market risk in excess of the amounts recorded in the statement of assets and liabilities. Further, the Fund is exposed to credit risk from potential counterparty non-performance. At the statement of assets and liabilities date, credit risk is limited to amounts recorded in the statement of assets and liabilities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

COUNTERPARTY RISK

Some of the markets in which the Fund effects its transactions are "over-the-counter" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Manager is not restricted from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any meaningful and independent evaluation of such counterparties' financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. Please see the Private Placement Memorandum and the Statement of Additional Information of the Fund for further information.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

EIP Growth and Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF EIP GROWTH AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of EIP Growth and Income Fund (the "Fund"), the sole series of EIP Investment Trust (the "Trust"), as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 22, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EIP Growth and Income Fund, the sole series of the EIP Investment Trust, as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 22, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
February 23, 2011

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the SEC for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

PROXY VOTING: The Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, and are also available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

The Fund's Proxy Voting Record for the most recent twelve month period ended June 30 (which is filed by August 31 of each year) is available (i) upon request, without charge, by calling collect 1-203-349-8323 or (ii) on the SEC's website at www.sec.gov.

TAX INFORMATION: The Fund hereby designates as eligible for the corporate dividends received deduction available to corporate shareholders 1.26% of the distributions made by the Fund during the calendar year ended December 31, 2010.

The Fund hereby designates as qualified dividend income distributions 4.60% of the distributions made by the Fund during the calendar year ended December 31, 2010.

The Fund hereby designates as qualifying interest related dividends 3.85% of the distributions made by the Fund during the calendar year ended December 31, 2010.

No distributions made by the Fund during the calendar year ended December 31, 2010 are designated as capital gain dividends.

For each of the foregoing items, it is the intention of the Fund to designate, if greater than the percentage or amount set forth above, the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Fund shareholders must meet additional requirements (including any applicable holding period requirements) in order to receive favorable tax treatment with respect to the foregoing items, and should consult their tax advisors in this regard.

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, which you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Incurred During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first line under the heading entitled "Expenses Incurred During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees. The Fund does not charge any sales loads or redemption fees but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

different funds.

                                                   EXPENSE
                         BEGINNING    ENDING     RATIO(1)(2)   EXPENSES
                          ACCOUNT     ACCOUNT     INCLUDING    INCURRED
                           VALUE       VALUE      INTEREST      DURING
                         07/01/10    12/31/10      EXPENSE     PERIOD(3)
                         ---------   ---------   -----------   ---------
Actual Fund Return       $1,000.00   $1,247.70      3.44%       $19.49
Hypothetical 5% Return   $1,000.00   $1,007.86      3.44%       $17.41

(1)  Annualized, based on the Fund's most recent fiscal expenses.

(2) Expense ratio includes interest expense. If interest expense were not included, the Fund's expense ratio would be 3.07%, and would result in the following expenses:

                                                   EXPENSE
                         BEGINNING    ENDING       RATIO(1)     EXPENSES
                          ACCOUNT     ACCOUNT     EXCLUDING     INCURRED
                           VALUE       VALUE       INTEREST     DURING
                          07/01/10   12/31/10      EXPENSE     PERIOD(3)
                         ---------   ---------   -----------   ---------
Actual Fund Return       $1,000.00   $1,247.70      3.07%       $17.39
Hypothetical 5% Return   $1,000.00   $1,009.73      3.07%       $15.55

(3) Expenses are equal to the Fund's annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184 days in the most recent fiscal half-year or applicable period, then divided by 365.

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                   NUMBER OF
                             TERM OF                                             PORTFOLIOS IN
                          OFFICE(1) AND                                           FUND COMPLEX        OTHER TRUSTEESHIPS/
 NAME, ADDRESS, AGE AND     LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN BY            DIRECTORSHIPS
 POSITION(S) WITH TRUST    TIME SERVED           DURING PAST FIVE YEARS             TRUSTEE             HELD BY TRUSTEE
 ----------------------   ------------- ---------------------------------------- ------------- --------------------------------
DISINTERESTED TRUSTEES

Kenneth I. Rosenblum      Since         Independent Consultant (since January        One       Independent Director of San Luis
DOB: 04/27/41             December      1990); Trustee of McMorgan Funds                       Trust Bank, San Luis Obispo, CA
c/o EIP Investment Trust  2005          (6 funds) (1994-2008).
49 Riverside Avenue
Westport, CT 06880
Trustee

Salvatore Faia            Since         President, Vigilant Compliance               One       None
DOB: 12/25/62             December      Services, (mutual fund and investment
c/o EIP Investment Trust  2005          adviser compliance company) (since
49 Riverside Avenue                     August 2004).
Westport, CT 06880
Trustee

INTERESTED TRUSTEES

James J. Murchie(2)       Since July    Principal, Energy Income Partners,           One       None
DOB: 11/14/57             2006          LLC (2003-2004, since 2006);
c/o EIP Investment Trust                Principal, Pequot Capital, Inc. (invest-
49 Riverside Avenue                     ment adviser) (2004-2006).
Westport, CT 06880
Trustee and President

OFFICERS WHO ARE NOT
TRUSTEES

Linda Longville           Since July    Principal, Energy Income Partners,           N/A       N/A
DOB: 07/26/58             2006          LLC (2003-2004, since 2006);
c/o EIP Investment Trust                Research Analyst, Pequot Capital, Inc.
49 Riverside Avenue                     (investment adviser) (2004-2006).
Westport, CT 06880
Treasurer and Principal
Financial and
Accounting Officer

Eva Pao                   Since July    Principal, Energy Income Partners,           N/A       N/A
DOB: 04/18/74             2006          LLC (2003-2004, since 2006); Co-
c/o EIP Investment Trust                Portfolio Manager, Pequot Capital, Inc.
49 Riverside Avenue                     (investment adviser) (2004-2006).
Westport, CT 06880
Chief Legal Officer,
Chief Compliance Officer
and Anti-Money Laundering
Compliance Officer

EIP Growth and Income Fund

                                                               DECEMBER 31, 2010

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

                                                                                   NUMBER OF
                             TERM OF                                             PORTFOLIOS IN
                          OFFICE(1) AND                                           FUND COMPLEX        OTHER TRUSTEESHIPS/
 NAME, ADDRESS, AGE AND     LENGTH OF                PRINCIPAL OCCUPATION(S)      OVERSEEN BY            DIRECTORSHIPS
 POSITION(S) WITH TRUST    TIME SERVED                DURING PAST FIVE YEARS        TRUSTEE             HELD BY TRUSTEE
 ----------------------   ------------- ---------------------------------------- ------------- --------------------------------
OFFICERS WHO ARE NOT
TRUSTEES

Jennifer Rogers           Since         Vice President and Counsel,                   N/A                N/A
DOB: 07/28/74             February      Regulatory Administration, BNY
C/O BNY Mellon Investment 2009          Mellon Investment Servicing (US) Inc.
Servicing (US) Inc.                     (formerly PNC Global Investment
301 Bellevue Parkway                    Servicing (U.S.), Inc.) (since July
2nd Floor                               2007); Vice President and Assistant
Wilmington, DE 19809                    Counsel, PNC Global Investment
Secretary                               Servicing (2005-2007).

----------
(1) Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Except as otherwise provided by law, the Trust's Declaration of Trust or Bylaws, the President and the Treasurer hold office until his or her resignation has been accepted by the Trustees or until his or her respective successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. All other officers hold office at the pleasure of the Trustees.

(2) Mr. Murchie is deemed an "interested person" of the Fund due to his positions of Principal of the Manager and President of the Fund and due to his beneficial ownership of interests in the Manager.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees and is available, without charge, upon request by calling collect 1-203-349-8232.

EIP Growth and Income Fund

ADVISER

Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

SHAREHOLDER SERVICES

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

James J. Murchie, President
Linda Longville, Treasurer and Principal
   Financial and Accounting Officer
Eva Pao, Chief Legal Officer, Chief
   Compliance Officer and Anti-Money
   Laundering Compliance Officer
Jennifer Rogers, Secretary

CUSTODIAN

PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

                                   (EIP LOGO)

                           EIP Growth and Income Fund

                               49 Riverside Avenue
                               Westport, CT 06880
                                  203.349.8232

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b)  Omitted

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics, during the period covered by this report, to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of this item's instructions.

     (e)  Not applicable.

     (f)  Omitted

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The board of trustees of the registrant has determined that Mr. Salvatore Faia qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. Mr. Faia is "independent," as defined by this Item 3. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the board of trustees in absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,000 for the fiscal year ended December 31, 2009 and $58,000 for the fiscal year ended December 31, 2010.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2009 and $0 for the fiscal year ended December 31, 2010.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,500 for the fiscal year ended December 31, 2009 and $28,000 for the fiscal year ended December 31, 2010. The nature of these services was to prepare Form 1120-RIC, along with applicable state income/franchise tax returns as well as Form 8613, Return of Excise Tax on Undistributed Income of Regulated Investment companies.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2009 and $0 for the fiscal year ended December 31, 2010.

     (e)(1) The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

Pursuant to its charter, the Registrant's Audit Committee (the "Committee") annually reviews and, if the Committee so determines, pre-approves the scope of the audit of EIP Growth and Income Fund (the "Fund") and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund's independent accountants for the Fund as well as for the Fund's investment adviser (Energy Income Partners, LLC, ("EIP")) or any entity controlling, controlled by or under common control with EIP that provides ongoing services to the Fund ("Applicable Service Providers"), if the engagement relates directly to the operations and financial reporting of the Fund.

In addition to the Committee's pre-approval of services, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund also requires the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm's engagement will not adversely affect the firm's independence.

Individual (i) audit services, (ii) audit-related services, (iii) tax services, and (iv) services that are not audit, audit-related, or tax services that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee at any regular or special meeting (whether in-person or telephonic). Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $75,000 for audit services or $100,000 for all other permitted services. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

                                      *****

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  N/A

               (c)  0%

               (d)  N/A

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $134,500 for the fiscal year ended December 31, 2009 and $130,000 for the fiscal year ended December 31, 2010.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) EIP Investment Trust's (the "Registrant") principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EIP Investment Trust


By (Signature and Title) /s/ James Murchie
                         -----------------------------
                         James Murchie, President
                         (principal executive officer)

Date 2/24/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ James Murchie
                         -----------------------------
                         James Murchie, President
                         (principal executive officer)

Date 2/24/11


By (Signature and Title) /s/ Linda Longville
                         -----------------------------
                         Linda Longville, Treasurer
                         and Principal Financial and
                         Accounting Officer
                         (principal financial officer)

Date 2/24/11